UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
January 26, 2017

Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

275 Kennedy Drive South Burlington, Vermont	(802) 658-3400	05403
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition

On January 26, 2017, Merchants Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2016.  Additionally, the Company announced the approval by its Board of Directors of a regular quarterly dividend of $0.28 per share on the Company’s common stock payable on February 23, 2017 to stockholders of record on February 9, 2017.  The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

The following exhibit is included with this report:

(d)   Exhibits.

99.1                           Press Release dated January 26, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

By:	/s/ Richard M. Donovan
Name:	Richard M. Donovan
Title:	Interim Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:  January 26, 2017

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 26, 2017.

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